                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest reported)               May 1, 2002
                                           -------------------------------------



                                MPSI Systems Inc.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                               0-11527                            73-1064024
---------------------------------       ------------------------------       ------------------------------
  (State or other jurisdiction                   (Commission                 (IRS Employer Identification
       of incorporation)                        File Number)                             No.)


                     4343 South 118th East Avenue, Tulsa, Oklahoma                     74146
         -------------------------------------------------------------------    -----------------
                       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code           918-877-6774
                                                   -----------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.


         The Audit Committee of the Board of Directors of MPSI Systems Inc. has appointed Tullius Taylor Sartain & Sartain LLP to act as the Company's independent auditors effective May 1, 2002, subject to ratification of the appointment at the next annual meeting of shareholders to be held June 20, 2002. Tullius Taylor Sartain & Sartain LLP replaces Ernst & Young LLP in respect of all audit and assurance activities required of the Company.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MPSI Systems Inc.
                                    ---------------------------------------
                                                 (Registrant)



         May 1, 2002                          /s/ James C. Auten
     ------------------             ---------------------------------------
           (Date)                                (Signature)


                                                 James C. Auten
                                    ---------------------------------------
                                         (Name of Authorized Signatory)


                                             Chief Financial Officer
                                    ---------------------------------------
                                                    (Title)